UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 11, 2008

NNN 2002 Value Fund, LLC
__________________________________________
(Exact name of registrant as specified in its charter)

Virginia	0-51098	75-3060438
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 200, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(877) 888-7348

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

NNN 2002 Value Fund, LLC is managed by Grubb & Ellis Realty Investors, LLC, a subsidiary of Grubb & Ellis Company. Grubb & Ellis Realty Investors, LLC, as manager of NNN 2002 Value Fund, LLC, had previously appointed its chief executive officer, Scott D. Peters, to serve as the principal executive officer of NNN 2002 Value Fund, LLC. In connection with Mr. Peters resignation as chief executive officer and director of Grubb & Ellis Company and its subsidiaries on July 11, 2008, Grubb & Ellis Realty Investors, LLC appointed Jeffrey T. Hanson, president of Grubb & Ellis Realty Investors, LLC, as the principal executive officer of NNN 2002 Value Fund, LLC effective July 11, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN 2002 Value Fund, LLC

July 14, 2008	By:	Francene LaPoint

Name: Francene LaPoint
Title: Chief Financial Officer of Grubb & Ellis Realty Investors, LLC, the Manager of NNN 2002 Value Fund, LLC